UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 2, 2007

MORNINGSTAR, INC.

(Exact name of registrant as specified in its charter)

Illinois	000-51280	36-3297908
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 West Wacker Drive
Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(312) 696-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.       Regulation FD Disclosure.

The following information is included in this Current Report on Form 8-K as a result of Morningstar, Inc.’s policy regarding public disclosure of corporate information. Answers to additional inquiries, if any, that comply with this policy are scheduled to become available on March 2, 2007.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This current report on Form 8-K contains forward-looking statements.  These statements relate to future events or to future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements.  In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terminology.  You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance, or achievements.

Other factors that could materially affect actual results, levels of activity, performance, or achievements can be found in Morningstar’s other filings with the Securities and Exchange Commission, including Morningstar’s Annual Report on Form 10-K for the year ended December 31, 2005.  If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected.  Any forward-looking statement you read in this current report on Form 8-K reflects our current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to our operations, results of operations, growth strategy, and liquidity.  We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise.

Investor Questions and Answers: February 2007

We plan to make written responses available addressing investor questions about our business on the first Friday of every month. The following answers respond to selected questions received through January 30, 2007. We intend to answer as many questions as time allows, although we will not answer product support questions through this channel. We may wait to respond to a given question until the following month if we need more time to research the answer.

If you would like to submit a question, please send an e-mail to investors@morningstar.com, contact us via fax at 312-696-6009, or write to us at the following address:

Morningstar, Inc.
Investor Relations
225 West Wacker Drive
Chicago, IL 60606

Financial Performance and Market Sensitivity

1.              Can you comment on the historical performance trends you’ve seen how Morningstar’s financial performance tracks the optimism of the market? It would seem, after my initial analysis, that if individual investors sour on the market’s prospects, or in sense “get burned” by lower prices, that there will be less demand for your products as a whole. Many companies would experience a downturn if this scenario occurs but it would seem Morningstar would be more greatly affected. Do you feel this is the case?

So far, our experience has been that our company’s performance has not been extremely dependent on the performance of the financial markets. We’ve generally seen little to no correlation between periods of market weakness and Morningstar’s financial results. In our Individual segment, for example, Morningstar.com continued to experience growth in unique visitors, Premium memberships, and page views each year during the bear market from 2000 through 2002.

However, we don’t know at this point how our financial results could be impacted by a more extended market downturn. It’s our belief that there could be conflicting forces at work, and it’s difficult to predict how these factors might play out in various scenarios. At times, market downturns could lead to greater interest in financial information as investors take a more acute interest in the performance of their portfolios. Demographic trends would probably also play an important role, as investors will still need to save and invest for the future regardless of near-term market returns. At the same time, however, many companies can be impacted by the “wealth effect,” the tendency of investors to spend more after a period of rising stock prices and less after a significant decline. So it’s conceivable that a long-term market downturn could lead individuals, advisors, or institutions to cut back on the amount of money they spend on financial information. In addition, as our fee-based asset management business increases as a percentage of total revenue, our results might become more closely tied to the performance of the market. We attempt to mitigate this potential risk by diversifying our business into various markets around the world, as well as different segments and price points within each area.

Corporate Governance

2.              I’d like to compliment you on the format you’ve adopted to respond to questions from the public.  But, that’s not why I decided to write to you.  Morningstar analysts have always placed emphasis on good corporate governance. In this regard, I noticed that ironically Morningstar isn’t following one of its own recommendations.  If it did, the CEO would not be the chairman of the board of directors.  So, I would like to find out how you explain or justify that Mr. Mansueto holds both positions.

You’re correct that our analysts generally like to see separate individuals holding the chairman of the board and CEO positions. This factor is one of the things our analyst team evaluates as part of Morningstar’s Stewardship Grade for stocks. However, our analysts also consider a long list of other qualitative factors—19 in all—when they evaluate corporate governance. A company that consistently aligns its interests with those of shareholders and demonstrates good stewardship of shareholders’ capital could still receive an above-average stewardship grade even if it had a combined chairman and CEO.

In the case of our own company, the structure of our management team is separate from the opinions of our analyst staff. Morningstar’s board of directors is responsible for overseeing management and determining the roles of the chairman and CEO. Our board recognizes that in some circumstances there can be great value in having separate individuals serve as chairman and CEO. However, the board’s position has been that having Joe Mansueto serve as both chairman of the board and CEO is in the best interest of Morningstar and its shareholders at this point in time given the nature and size of our business, the company’s current management needs, and the composition of the current board. It’s also worth noting that Joe is a large majority shareholder and owns about 70% of Morningstar’s shares. The board would consider making a change to the combined chairman and CEO structure if it determined that would be the best course of action for Morningstar, but it believes this structure has been working well for us so far.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.

Date: February 2, 2007	By:	/s/ Martha Dustin Boudos
	Name:	Martha Dustin Boudos
	Title:	Chief Financial Officer